Subordinated Notes	12 Months Ended
Dec. 31, 2011
Subordinated Notes [Abstract]
Subordinated Notes

(14) Subordinated Notes

A summary of the subordinated notes at December 31, 2011 and 2010 is as follows:

(Dollars in thousands)	2011	2010
Subordinated note, due October 29, 2012	$5,000	$10,000
Subordinated note, due May 1, 2013	10,000	15,000
Subordinated note, due May 29, 2015	20,000	25,000

Total subordinated notes	$35,000	$50,000

The original principal balance of each subordinated note was $25.0 million. Each subordinated note requires annual principal payments of $5.0 million beginning in the sixth year of the note. The first $5.0 million payment was made in the fourth quarter of 2008. The interest rate on each subordinated note is calculated at a rate equal to LIBOR plus 130 basis points. At December 31, 2011 and 2010, the weighted average contractual interest rate on the subordinated notes was 1.83%. In connection with the issuances of subordinated notes, the Company incurred costs totaling $1.0 million. These costs are included in other assets and are being amortized to interest expense using a method that approximates the effective interest method. At December 31, 2011 and 2010, the unamortized balances of these costs were $27,000 and $77,000, respectively. The subordinated notes qualify as Tier II capital under the regulatory capital requirements, subject to restrictions.